                                                                   EXHIBIT 17(A)

                                 CODE OF ETHICS

THE CHAPMAN FUNDS, INC.

Effective May 11, 1989 (as amended through December 21, 2000)

         This document constitutes the Code of Ethics (the "Code") adopted by The Chapman Funds, Inc. (the "Company") pursuant to the provisions of Rule 17j-1 under the Investment Company Act of 1940, as amended (the "Act").

I.       PURPOSE AND SCOPE OF THIS CODE

A.       REGULATORY REQUIREMENTS

         The purpose of this Code is to provide regulation and procedures consistent with the Act and Rule 17j-1 designed to prevent violations of the prohibitions of Rule 17j-1(b). Rule 17j-1(b) of the Act, a copy of which is attached hereto as APPENDIX A, makes it unlawful for certain persons, in connection with the purchase or sale of securities, among other things, to engage in any act, practice or course of business which operates, or would operate, as a fraud or deceit upon a registered investment company.

B.       PERSONAL SECURITIES TRANSACTIONS

         This Code focuses on personal transactions in securities by persons associated with the Company. Accordingly, the Code does not attempt to address all areas of potential liability under applicable laws. For example, provisions of the Act prohibit various transactions between a fund and an affiliated person. This Code does not address these other areas of potential violation. Accordingly, persons covered by this Code are advised to seek advice from the Compliance Officer of the Company (the "Compliance Officer"), or his or her designee, before engaging in any transaction other than normal purchase or sale of fund shares or the regular performance of his or her business duties if the transaction directly or indirectly involves him or herself and the Company.

C.       GUIDING PRINCIPLES

         The Code is based on the principle that the officers and directors of the Company owe a fiduciary duty to, among others, the shareholders of the investment portfolios of the Company (each a "Fund" and collectively, the "Funds") to place the interests of the Funds' shareholders above their own and to conduct their personal securities transactions in a manner which does not interfere with the Funds or otherwise take unfair advantage of their relationship with the Funds. Persons covered by this Code must adhere this general principle as well as comply with the Code's specific provisions. It bears emphasis that technical compliance with the Code's procedures will not automatically insulate from scrutiny trades which show a pattern of abuse of the individual's fiduciary duties to the Funds.

II.      DEFINITIONS

         The following terms shall have the definitions set forth below:

ACCESS PERSON means:

         (1) Any director, officer, general partner or Advisory Person (as hereinafter defined) of the Company or Chapman Capital Management, Inc. ("Chapman Capital Management") excluding directors of the Company who are not an "interested person" of the Company ("Disinterested Directors") (as that term is defined in Section 2(a)(19) of the Act);

         (2) Any director, officer or general partner of a principal underwriter of the Funds (e.g., The Chapman Co.) who, in the ordinary course of business, makes, participates in or obtains information regarding, the purchase or sale of securities by the Funds for which the principal underwriter acts, or whose functions or duties in the ordinary course of business relate to the making of any recommendation to the Funds regarding the purchase or sale of securities; and

         (3) All other employees who, in connection with their regular duties, make, participate in, or obtain timely information regarding the purchase or sale of a security by the Funds or of any investment recommendation to the Funds.

         Although the Compliance Officer seeks to notify Access Persons of their status as such, you are required to comply with all provisions applicable to Access Persons if you are within the above definitions even if the Compliance Officer does not notify you of your status. Please contact the Compliance Officer if you believe you are an Access Person or if you are unsure of your status under the Code.

ADVISORY PERSON of the Company or Chapman Capital Management means:


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         (1)     Any employee of the Company or Chapman Capital Management (or of any company in a control relationship to the Company or Chapman Capital Management - e.g., eChapman, Inc. ("eChapman") and The Chapman Co.) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities by the Funds, or whose functions relate to the making of any recommendations with respect to purchases and sales; and

         (2) Any natural person in a control relationship to the Company or Chapman Capital Management who obtains information concerning recommendations made to the Funds with regard to the purchase or sale of securities by the Funds.

A security is BEING CONSIDERED FOR PURCHASE OR SALE when a recommendation to purchase or sell such security has been made to an investment officer of a Fund, and such investment officer is giving such recommendation serious consideration.

BENEFICIAL OWNERSHIP shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities which a person subject to this Code acquires. For a further explanation of beneficial ownership, see APPENDIX B.

CONTROL shall have the same meaning as that set forth in Section 2(a)(9) of the Act.

SECURITY shall have the meaning set forth in Section 2(a)(36) of the Act (in effect, all securities) and shall include options, but shall not include securities issued by the Government of the United States or any agency thereof, bankers' acceptances, bank certificates of deposit, commercial paper, high quality debt instruments, including repurchase agreements, and shares of registered open-end investment companies (mutual funds).

III.     PERSONS TO WHOM THIS CODE APPLIES; ACKNOWLEDGEMENT

A. This Code, applies to all persons who are Access Persons, as that term is defined in Section II above and in the Code of Ethics pertaining to eChapman, Chapman Capital Management, Inc. and The Chapman Co. (the "eChapman Code of Ethics") (a copy of which is attached hereto as EXHIBIT A and which is hereby incorporated by reference). To the extent that any such individuals are Access Persons under the eChapman Code


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of Ethics, which has also been established pursuant to Rule 17j-1, compliance by such individuals with the provisions of the eChapman Code of Ethics shall constitute compliance with this Code. Where the applicability of a particular provision is more limited, the provision will so state. For example, particular provisions of this Code may state that they are limited to Non-Access Directors.

B. You will be given a copy of this Code upon commencement of becoming, or otherwise being designated as, an Access Person. Within 10 days thereafter, you must file an acknowledgement stating that you have read and understand the provisions of the Code.

IV.      REPORTING REQUIREMENTS APPLICABLE TO ACCESS PERSONS

A. INITIAL HOLDINGS REPORT. In addition to the acknowledgement required by Section III.B. above, each Access Person shall provide the Compliance Officer with a list of securities beneficially owned, directly or indirectly, by such Access Person within 10 days of becoming an Access Person. The information required in such report is set forth in APPENDIX C attached hereto.

B. BROKERAGE ACCOUNTS. When an Access Person opens a brokerage account, or when a person with an existing brokerage account becomes an Access Person, a letter in the form attached hereto as APPENDIX D will be sent to the broker-dealer involved, allowing him or her to maintain the account.

C. QUARTERLY TRANSACTION REPORTS. Within 10 days following the end of every calendar quarter, each Access Person must report personal transactions in securities (a "Quarterly Transaction Report") to the Compliance Officer. Such report shall include the information in APPENDIX E attached hereto.

         Failure to file a Quarterly Transaction Report will be treated as the equivalent of a report indicating that there were no transactions in securities.

         With respect to those transactions executed through another broker, an Access Person may fulfill this requirement by directing the broker(s) to transmit to the Compliance Officer a duplicate of confirmations of such transactions and copies of the statements of such brokerage accounts, whether currently existing or established in the future.


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         Such Quarterly Transaction Reports and/or duplicates of brokerage confirmations/statements should be marked "Personal and Confidential."

D.       ANNUAL CERTIFICATION. Each year, on or before January 31, each
Access Person must file a certification in the form set forth in APPENDIX F stating that he or she has reviewed the provisions of the Code, that he or she understands the provisions of the Code and that the Code applies to him or her, and that he or she believes that his or her personal transactions in securities for the previous calendar year, and those of his or her family members which are deemed to be beneficially owned by him or her, have been reported as required under the Code and were consistent with its provisions.

E. ANNUAL HOLDINGS REPORT. Each Access Person shall disclose in writing a holdings report containing current information as of a date no more than 30 days before the report is submitted (an "Annual Holdings Report") to the Compliance Officer. The information required in an Annual Holdings Report is set forth in APPENDIX G attached hereto.

F. RESPONSIBILITY TO REPORT. The responsibility for taking the initiative to report is imposed on each individual required to report under this Code. Any effort by the Compliance Officer or the eChapman Companies to facilitate the reporting process does ot change or alter that responsibility.

G. RESPONSIBILITY TO REVIEW. The Compliance Officer will review all Initial Holdings Reports, Quarterly Transaction Reports and Annual Holdings Reports filed by Access Persons, as well as broker confirmations and account statements.

H.       EXCEPTIONS FROM REPORTING REQUIREMENTS.

         (1) An Access Person need not make an Initial Holding Report, Quarterly Transaction Report or Annual Holding Report with respect to any security held in an account over which such Access Person has no direct or indirect influence or control.

         (2) An Access Person need not make a Quarterly Transaction Report if the report would duplicate information contained in broker trade confirmations or account statements received by the Funds, Chapman Capital Management or The Chapman Co. with respect to the Access Person in the 10-day time period required for filing Quarterly Transaction Reports if all of the information required to be in such Quarterly Transaction Report is contained in the broker trade confirmations or account statements, or in the


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         records of the Funds, Chapman Capital Management or The Chapman Co.

I.       REQUIRED REPORTS BY DISINTERESTED DIRECTORS.

         (1) Disinterested Directors need not make an Initial Holdings Report or an Annual Holdings Report.

         (2) A Disinterested Director is required to make Quarterly Transaction Reports only where such Disinterested Director knew or, in the ordinary course of fulfilling his or her official duties as a director of the Company, should have known that during the 15-day period immediately before or after such Non-Access Director's transaction in a security, the Funds purchased or sold the security, or the Funds or Chapman Capital Management considered purchasing or selling the security.

J.       PRE-CLEARANCE OF SECURITIES TRANSACTIONS

         One of the most important objectives of this Code is to prevent Access Persons from making personal trades on the basis of information about portfolio transactions made by the Funds. Trading on such information for personal benefit not only constitutes a violation of the Code, but also may influence the market in the security traded and thus prevent transactions for the Funds from being conducted at the most favorable price. To further reduce the possibility that transactions of the Funds will be affected by such trades, Access Persons must comply with the following procedures before effecting a personal transaction in any securities covered by this Code:

         1. Every Access Person, in requesting approval for a proposed security transaction, shall file a Personal Investment Report, in the form attached hereto as APPENDIX H, which must be approved by the Compliance Officer.

         2. Approval for a proposed purchase or sale ordinarily will be forthcoming whenever:

         (a) The Funds are not purchasing or selling, or considering for purchase or sale, such security;

         (b) Such proposed purchase or sale does not appear to be harmful to the Funds; and


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         (c)      The security in question appears to be unrelated economically to a security to be purchased, sold or held by the Funds.

         3.       Section IV.I.1. above shall not apply to:

         (a) Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control;

         (b) Transactions which are non-volitional on the part of the Access Person;

         (c) Purchases which are part of an automatic dividend reinvestment plan;

         (d) Purchases effected upon the exercise of rights issued pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired; or

         (e) Purchases or sales of securities that are not eligible for purchase or sale by the Funds.

         4. Access Persons are prohibited from acquiring securities in an initial public offering or a private placement without prior approval from the Compliance Officer. A request for such approval may be made on a Personal Investment Report, in the form attached hereto as APPENDIX H. In the event the Access Person receives approval to purchase securities in an initial public offering or a private placement, the access person must affirmatively disclose that investment if he or she plays any part in the Funds' later consideration of an investment in the issuer.

V. ROLE OF THE COMPANY'S BOARD OF DIRECTORS; ANNUAL ISSUES AND CERTIFICATION REPORTS

A. APPROVAL. The Company's Board of Directors, including a majority of the directors who are not interested persons (as that term is defined in Section 2(a)(19) of the Act), must approve this Code.

B. MATERIAL CHANGES. No later than six months after the adoption of a material change to the Code, the Company's Board of Directors, including a majority of the directors who are interested persons (as that term is defined in Section 2(a)(19) of the Act), must approve such material change to the Code.


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C.       ANNUAL ISSUES AND CERTIFICATION REPORT. The Compliance Officer must prepare an annual report on this Code for review by the Board of Directors of the Company. The report must contain the following:

         (1) A description of issues arising under the Code since the last report, including, but not limited to, information about any violations of the Code, sanctions imposed in response to such violations, changes in the Code's provisions or procedures, and any recommended changes to the Code; and

         (2) A certification that the Company has adopted such procedures as are reasonably necessary to prevent access persons from violating the Code.

VI.      RETENTION OF RECORDS

         The Compliance Officer must maintain all records required by Rule 17j-1 including:

A. Copies of this Code and any other codes of ethics pertaining to all investment advisers and principal underwriters of the Funds who are not parties to this Code;

B. Records of any violations of the Code and any other codes of ethics pertaining to all investment advisers and principal underwriters of the Funds who are not parties to this Code;

C. Copies of all certifications made by Access Persons pursuant to Section IV.D. of the Code;

D. A list of all personnel who are, or within the past five years have been, Access Persons subject to the trading restrictions of Section IV.G. and list of the personnel responsible for monitoring compliance with those trading restrictions; and

E. Copies of the annual report to the Board of Directors of the Funds pursuant to Section IV.C. of the Code.

F. With respect to approvals sought pursuant to Section IV.G.4., the Compliance Officer must retain a record of the approval of, and rationale supporting, any direct or indirect acquisition by Access Persons of a beneficial interest in securities in an initial public offering or private placement.

VII.     CONFIDENTIAL STATUS OF PORTFOLIOS


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A.       The current portfolio positions of a Fund and current portfolio transactions, programs and studies, must be kept confidential.

B. If information regarding a Funds portfolio should become known to you, whether in connection with your duties or otherwise, you should not reveal it to anyone unless it is properly part of your work to do so.

C. If you are asked about a Funds portfolio or whether a security has been sold or brought, your reply should be that this is an improper question and that this answer does not mean that the Fund has bought, sold or retained the particular security. Reference, however, of course, may be made to the latest published report of the Funds portfolio.

VIII.    INSIDER TRADING

A. You may not seek any benefit for yourself, a client or anyone else from non-public material information about issuers, whether or not the securities of such issuers are held in portfolio of clients of the eChapman Companies or are suitable for inclusion in their portfolios. Material inside information is any information about a company or a market for the company's securities which has come directly or indirectly from the company and which has not been disclosed generally to the marketplace, the dissemination of which is likely to affect the market price of any of the company's securities or is likely to be considered important by reasonable investors, including reasonable speculative investors, in determining whether to trade in such securities. This prohibition is not intended to preclude contact with officers and employees of issuers or with other investment professionals in seeking information about issuers that is publicly available.

B. Information should be presumed "MATERIAL" if it relates to such matters as dividend increases or decreases, earnings estimates, changes in previously released earnings estimates, significant expansion or curtailment of operations, a significant increase or decline or orders, significant merger or acquisition proposals or agreements, significant new products or discoveries, extraordinary borrowings, major limitation, liquidity problems, extraordinary management-developments, purchase or sale of substantial assets, etc.

         "INSIDE" information is information that has not been publicly disclosed. Information received about a company under circumstances which indicate that it is not yet in general circulation and that such information may be attributable, directly or indirectly, to the company (or its insiders), should be deemed to be inside information.


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C.       Whenever you receive material information about a company which you know or have reason to believe is directly or indirectly attributable to such company (or its insiders), you must determine that the information is public before trading or recommending trading on the basis of such information or before divulging such information to any person who is not an employee of the eChapman Companies or a party to the transaction. As a rule, one should be able to point to some fact to show that the information is generally available; for example, its announcement on the broad tape or by Reuters, THE WALL STREET JOURNAL or trade publications. If you have any questions at all as to whether the information is material or whether it is inside and not public, you must resolve the question or questions before trading, recommending trading or divulging the information. If you believe you are in possession of non-public material information you must contact the Compliance Officer immediately. Furthermore, if you have any doubt as to whether he is in possession of non-public material information, the employee must consult with the Compliance Officer.

IX.      SANCTIONS

         Upon discovering a violation of this Code, the Board of Directors of eChapman may impose such sanctions as it deems appropriate, including, inter alia, termination of the employee, resignation of the director or a request for disgorgement of any profits received from a securities transaction in violation of this Code.


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                                  CERTIFICATION

         I have read and understand the terms of the above Code of Ethics. I recognize the responsibilities and obligations including, but not limited to my initial holdings, quarterly transaction, and annual holdings reporting obligations (if applicable) incurred by me as a result of my being subject to this Code of Ethics. I hereby agree to abide by the above Code of Ethics.


----------------------                      ------------------------------------
Date                                        Signature

                                            ------------------------------------
                                            Print/Type Name


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                                   APPENDIX A


         RULE 17j-1. PERSONAL INVESTMENT ACTIVITIES OF INVESTMENT COMPANY PERSONNEL

         (b) UNLAWFUL ACTIONS. It shall be unlawful for any affiliated person of or principal underwriter for a [registered investment company], or any affiliated person of an investment adviser of or principal underwriter for a [registered investment company], in connection with the purchase or sale, directly or indirectly, by such person of a security Held or to be Acquired, as defined in this section, by [such registered investment company].

         (1) To employ any device, scheme or artifice to defraud [such registered investment company].

         (2) To make any untrue statement of a material fact to such registered investment company or omit to state to [such registered investment company] a material fact necessary to order to make the statements made to [such registered investment company], in light of the circumstances under which they are made, not misleading.

         (3) To engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any [such registered investment company]; or

         (4) To engage in any manipulative practice with respect to [such registered investment company].


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                                   APPENDIX B

                              BENEFICIAL OWNERSHIP

         Securities owned or record or held in your name are generally considered to be beneficially owned by you.

         Securities held in the name of any other person are deemed to be beneficially owned by you if by reason of any contact, understanding, relationship, agreement or other arrangement, you obtain therefrom benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such securities. Beneficial ownership includes securities held by others for your benefit (regardless of record ownership), e.g., securities held for you or members of your immediate family, (defined below,) by agents, custodians, brokers, trustees, executors or other administrators; securities owned by you, but which have not been transferred into your name on the books of the Company; securities which you have pledged; securities owned by a partnership of which you are a member and securities owned by a corporation that should be regarded as your personal holding corporation. As a natural person, beneficial ownership is deemed to include securities held in the name or for the benefit of your immediate family, which includes your spouse, your minor children and stepchildren and your relatives or relatives of your spouse who are sharing your home or who are directors or officers of the company of its subsidiary, unless because of special and countervailing circumstances, you do not enjoy the benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such securities to maintain a common home, to meet expenses which such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such securities. You are also deemed the beneficial owner of securities held in the name of some other person, even though you do not obtain benefits of ownership, if you can vest or re-vest title in yourself at once, or at some future time. In addition, the Securities and Exchange Commission (the "SEC") has promulgated certain rules which provide that a person shall be deemed the beneficial owner of a security if he has the right to acquire beneficial ownership of such security at any time (within 60 days) including but not limited to any right to acquire: (i) through the exercise of any option, warrant or right; (ii) through the conversion of a security; or (iii) pursuant to the power to revoke a trust, discretionary account or similar arrangement.

         With respect to ownership of securities held in trust, beneficial ownership includes the ownership of securities as a trustee in instances


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where either you as trustee or a member of your "immediate family" have a vested interest in the income or corpus of the trust, the ownership by you of a vested beneficial interest in the trust and the ownership of securities as a settler of a trust in which you as the settler have the power to revoke the trust without obtaining the consent of the beneficiaries. Certain exemptions to these trust beneficial ownership rules exist, including an exemption for instances where beneficial ownership is imposed solely by reason of you being settler or beneficiary of the securities held in a trust and the ownership, acquisition and disposition of such securities by trust is made without your prior approval as settler or beneficiary. "Immediate family" of you as trustee means your son or daughter (including your legally adopted child) or any descendants of either, your stepson or stepdaughter, your father or mother or any ancestor of either, your stepfather or stepmother and your spouse.

         The SEC has promulgated rules with respect to indirect beneficial ownership. To the extent the stockholders of a company use it as a personal trading or investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus invested or traded in. A general partner in a partnership is considered to have indirect beneficial ownership in the securities held by the partnership to the extent of his pro rata interest in the partnership. Indirect beneficial ownership is not, however, considered to exist solely by reason of an indirect interest in portfolio securities held by any holding company registered under the Public Utility Holding Company Act of 1935, any investment company registered under the Investment Company Act of 1940, a pension or retirement plan holding securities of an issuer whose employees generally are beneficiaries of the plan and a business trust with over 25 beneficiaries.

         Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement of any other contract, arrangement, or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

         The final determination of beneficial ownership is a question to be determined in light of the facts of a particular case. Thus, while you may include security holdings of the members of your family, you may nonetheless disclaim beneficial ownership of such securities.


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                                   APPENDIX C

                            INITIAL HOLDINGS REPORTS

         Pursuant to Section IV.A of the Code of Ethics, within 10 days of a persons becoming an Access Person of the Funds, such Access Person shall submit a report containing the following information to the Compliance Officer:

A. The title, number of shares and principal amount of each security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person;

B. The name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

C.       The date that the report is submitted by the Access Person.

         Any report my contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the security to which the report relates.


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                                   APPENDIX D

[Date]

Contact
Broker/Dealer
Address

Re:   Employee's Name
      ---------------

Dear                       :
     ----------------------

         We have been informed that _____________________, an employee of _____________________ is maintaining an account with _________________.

         This letter will serve to inform you that we do not object to the maintenance of this account, provided that you promptly send duplicate copies of all confirmations and statements to the undersigned marked "Personal and Confidential."

                                                     Sincerely yours,


                                       16
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                                   APPENDIX E

                          QUARTERLY TRANSACTION REPORTS

         Pursuant to Section IV.C. of the Code of Ethics, within 10 days after the end of each calendar quarter, Access Persons shall submit a report to the Compliance Office that contains the following information:

A. With respect to any transaction during the quarter in a security in which the Access Person had any direct or indirect beneficial ownership:

         1. The date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares and the principle amount of each security involved;

         2. The nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

         3. The price of the security at which the transaction was effected;

         4. The name of the broker, dealer or bank with or through which the transaction was effected; and

         5.       The date that the report is submitted by the Access Person.

B. With respect to any account established by the Access Person in which any securities were held during the quarter for the direct or indirect benefit of the Access Person:

         1. The name of the broker, dealer or bank with whom the Access Person established the account;

         2.       The date the account was established; and

         3.       The date that the report is submitted by the Access Person.

         Any report my contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the security to which the report relates.


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                                   APPENDIX F

                       Annual Certification of Compliance
                 for the Calendar Year Ended December 31, _____


To:      Compliance Officer

         I hereby certify that, during the calendar year specified above, I have complied with the requirements of the Code of Ethics and have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of the Code of ethics. I have read and understand the Code of Ethics and recognize that I am subject thereto.

Dated:  ____________________


                                                     -------------------------
                                                     Signature

                                                     -------------------------
                                                     Print/Type Name


                                       18
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                                   APPENDIX G

                             ANNUAL HOLDINGS REPORTS

         Pursuant to Section IV.3 of the Code of Ethics, Access Persons shall submit a report containing the following information (which information must be current as of a date no more than 30 days before the report is submitted) to the Compliance Officer:

A. The title, number of shares and principal amount of each security in which the Access Person had any direct or indirect beneficial ownership;

B. The name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person; and

C.       The date that the report is submitted by the Access Person.

         Any report my contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the security to which the report relates.


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                                   APPENDIX H

                           PERSONAL INVESTMENT REPORT


Date:
     -------------------------------

To:  Compliance Officer

From:
     -------------------------------

Name of Security:
                 ---------------------------

Amount:
       -------------------------------------

Purchase:                            Sale:                   Other:
         ---------------------------      ------------------       -------------

Comments:
         ---------------------------------------------------------------------




Signature:
          ----------------------------------------------------

Comments:
         ------------------------------------------------------------------



Approved:
         -----------------------------------------------------
         Compliance Officer


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                                                                       EXHIBIT A
                                 CODE OF ETHICS

eCHAPMAN.COM, INC.
CHAPMAN CAPITAL MANAGEMENT, INC.
THE CHAPMAN CO.

Effective May 11, 1989 (as amended through December 21, 2000)

         This document constitutes the Code of Ethics (the "Code") adopted by eChapman.com, Inc. ("eChapman"), the subsidiaries of eChapman that serve as the investment adviser or principal underwriter of The Chapman Funds, Inc. (the "Company"), namely, Chapman Capital Management, Inc. ("Chapman Capital Management") and The Chapman Co, respectively, and their affiliated companies (collectively, the "eChapman Companies") pursuant to the provisions of Rule 17j-1 under the Investment Company Act of 1940, as amended (the "Act"), and of Rules 204-2(a)(12) and 204-2(a)(13) under the Investment Advisers Act of 1940 (collectively, the "Rules").

I.       PURPOSE AND SCOPE OF THIS CODE

A.       REGULATORY REQUIREMENTS

         The purpose of this Code is to provide regulation and procedures consistent with the Act and Rule 17j-1 designed to prevent violations of the prohibitions of Rule 17j-1(b). Rule 17j-1(b) of the Act, a copy of which is attached hereto as APPENDIX A, makes it unlawful for certain persons, in connection with the purchase or sale of securities, among other things, to engage in any act, practice or course of business which operates, or would operate, as a fraud or deceit upon a registered investment company.

B.       PERSONAL SECURITIES TRANSACTIONS

         This Code focuses on personal transactions in securities by persons associated with the various eChapman Companies. Accordingly, the Code does not attempt to address all areas of potential liability under applicable laws. For example, provisions of the Act prohibit various transactions between a fund and an affiliated person. This Code does not address these other areas of potential violation. Accordingly, persons covered by this Code are advised to seek advice from the Compliance Officer of eChapman (the "Compliance Officer"), or his or her designee, before engaging in any transaction other than normal purchase or sale of fund shares or the regular performance of his or her business duties if


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the transaction directly or indirectly involves him or herself and the Company.

C.       GUIDING PRINCIPLES

         The Code is based on the principle that the officers, directors, partners and employees of the eChapman Companies owe a fiduciary duty to, among others, the shareholders of the investment portfolios of the Company (each a "Fund" and collectively, the "Funds") to place the interests of the Funds' shareholders above their own and to conduct their personal securities transactions in a manner which does not interfere with the Funds or otherwise take unfair advantage of their relationship with the Funds. Persons covered by this Code must adhere this general principle as well as comply with the Code's specific provisions. It bears emphasis that technical compliance with the Code's procedures will not automatically insulate from scrutiny trades which show a pattern of abuse of the individual's fiduciary duties to the Funds. For officers and employees of Chapman Capital Management, The Chapman Co. and their affiliates, the fiduciary responsibility also applies to all of the investment companies advised by Chapman Capital Management or any of its affiliates, as well as any account holding the assets of third parties for which Chapman Capital Management or any of its affiliates acts in an investment advisory capacity (together with the Funds, both types of portfolios are hereinafter referred to as the "Funds.").

II.      DEFINITIONS

         The following terms shall have the definitions set forth below:

ACCESS PERSON means:

         (1) Any director, officer, general partner or Advisory Person (as hereinafter defined) of Chapman Capital Management, Inc. ("Chapman Capital Management");

         (2) Any director, officer or general partner of a principal underwriter of the Funds (e.g., The Chapman Co.) who, in the ordinary course of business, makes, participates in or obtains information regarding, the purchase or sale of securities by the Funds for which the principal underwriter acts, or whose functions or duties in the ordinary course of business relate to the making of any recommendation to the Funds regarding the purchase or sale of securities; and


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         (3)      All other employees who, in connection with their regular
         duties, make, participate in, or obtain timely information regarding the purchase or sale of a security by the Funds or of any investment recommendation to the Funds.

         For purposes of this Code, Access Persons include all directors and officers of the eChapman Companies except those directors and officers of eChapman who meet the following three criteria: (a) they do not devote substantially all working time to the activities of Chapman Capital Management or The Chapman Co.; (b) they do not, in connection with their regular functions and duties, participate in, obtain information with respect to, or make recommendations as to, the purchase and sale of securities; and (c) they do not have access to information regarding the day-to-day investment activities of Chapman Capital Management or The Chapman Co. (THESE DIRECTORS AND OFFICERS MUST STILL, HOWEVER, FILE QUARTERLY TRANSACTION REPORTS PURSUANT TO SECTION IV.C. BELOW).

         Although the Compliance Officer seeks to notify Access Persons of their status as such, you are required to comply with all provisions applicable to Access Persons if you are within the above definitions even if the Compliance Officer does not notify you of your status. Please contact the Compliance Officer if you believe you are an Access Person or if you are unsure of your status under the Code.

ADVISORY PERSON of the Company or Chapman Capital Management means:

         (1) Any employee of Chapman Capital Management (or of any company in a control relationship to the Company or Chapman Capital Management - e.g., eChapman and The Chapman Co.) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities by the Funds, or whose functions relate to the making of any recommendations with respect to purchases and sales; and

         (2) Any natural person in a control relationship to the Company or Chapman Capital Management who obtains information concerning recommendations made to the Funds with regard to the purchase or sale of securities by the Funds.

A security is BEING CONSIDERED FOR PURCHASE OR SALE when a recommendation to purchase or sell such security has been made to an investment officer of a Fund, and such investment officer is giving such recommendation serious consideration.


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BENEFICIAL OWNERSHIP shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities which a person subject to this Code acquires. For a further explanation of beneficial ownership, see APPENDIX B.

CONTROL shall have the same meaning as that set forth in Section 2(a)(9) of the Act.

SECURITY shall have the meaning set forth in Section 2(a)(36) of the Act (in effect, all securities) and shall include options, but shall not include securities issued by the Government of the United States or any agency thereof, bankers' acceptances, bank certificates of deposit, commercial paper, high quality debt instruments, including repurchase agreements, and shares of registered open-end investment companies (mutual funds).

III.     PERSONS TO WHOM THIS CODE APPLIES; ACKNOWLEDGEMENT

A. Unless otherwise specified, each provision of this Code, applies to all officers, directors, partners and employees of the eChapman Companies. In addition, the provisions apply to any individual designated and so notified in writing by the Compliance Officer. Where the applicability of a particular provision is more limited, the provision will so state. For example, particular provisions of this Code may state that they are limited to Access Persons.

B. You will be given a copy of this Code upon commencement of employment. Within 10 days thereafter, you must file an acknowledgement stating that you have read and understand the provisions of the Code.

IV.      PROVISIONS APPLICABLE TO ACCESS PERSONS

A.       INITIAL HOLDINGS REPORT.   In addition to the acknowledgement required
by Section III.B. above, each Access Person shall provide the Compliance Officer with a list of securities beneficially owned, directly or indirectly, by such Access Person within 10 days of becoming an Access Person. The information required in such report is set forth in APPENDIX C attached hereto.

B. BROKERAGE ACCOUNTS. When an Access Person opens a brokerage account, or when a person with an existing brokerage account becomes an Access Person, a letter in the form attached hereto as APPENDIX D will


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be sent to the broker-dealer involved, allowing him or her to maintain the account.

C. QUARTERLY TRANSACTION REPORTS. Within 10 days following the end of every calendar quarter, each Access Person must report personal transactions in securities (a "Quarterly Transaction Report") to the Compliance Officer. Such report shall include the information in APPENDIX E attached hereto.


         Failure to file a Quarterly Transaction Report will be treated as the equivalent of a report indicating that there were no transactions in securities.

         With respect to those transactions executed through another broker, an Access Person may fulfill this requirement by directing the broker(s) to transmit to the Compliance Officer a duplicate of confirmations of such transactions and copies of the statements of such brokerage accounts, whether currently existing or established in the future.

         Such Quarterly Transaction Reports and/or duplicates of brokerage confirmations/statements should be marked "Personal and Confidential."

D. ANNUAL CERTIFICATION. Each year, on or before January 31, each Access Person must file a certification in the form set forth in APPENDIX F stating that he or she has reviewed the provisions of the Code, that he or she understands the provisions of the Code and that the Code applies to him or her, and that he or she believes that his or her personal transactions in securities for the previous calendar year, and those of his or her family members which are deemed to be beneficially owned by him or her, have been reported as required under the Code and were consistent with its provisions.

E. ANNUAL HOLDINGS REPORT. Each Access Person shall disclose in writing a holdings report containing current information as of a date no more than 30 days before the report is submitted (an "Annual Holdings Report") to the Compliance Officer. The information required in an Annual Holdings Report is set forth in APPENDIX G attached hereto.

F. RESPONSIBILITY TO REPORT. The responsibility for taking the initiative to report is imposed on each individual required to report under this Code. Any effort by the Compliance Officer or the eChapman Companies to facilitate the reporting process does ot change or alter that responsibility.


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G.       RESPONSIBILITY TO  REVIEW.  The Compliance Officer will review all
Initial Holdings Reports, Quarterly Transaction Reports and Annual Holdings Reports filed by Access Persons, as well as broker confirmations and account statements.

H.       EXCEPTIONS FROM REPORTING REQUIREMENTS.

         (1) An Access Person need not make an Initial Holding Report, Quarterly Transaction Report or Annual Holding Report with respect to any security held in an account over which such Access Person has no direct or indirect influence or control.

         (2) An Access Person need not make a Quarterly Transaction Report if the report would duplicate information contained in broker trade confirmations or account statements received by the Funds, Chapman Capital Management or The Chapman Co. with respect to the Access Person in the 10-day time period required for filing Quarterly Transaction Reports if all of the information required to be in such Quarterly Transaction Report is contained in the broker trade confirmations or account statements, or in the records of the Funds, Chapman Capital Management or The Chapman Co.

I.       PRE-CLEARANCE OF SECURITIES TRANSACTIONS

         One of the most important objectives of this Code is to prevent Access Persons from making personal trades on the basis of information about portfolio transactions made by the Funds. Trading on such information for personal benefit not only constitutes a violation of the Code, but also may influence the market in the security traded and thus prevent transactions for the Funds from being conducted at the most favorable price. To further reduce the possibility that transactions of the Funds will be affected by such trades, Access Persons must comply with the following procedures before effecting a personal transaction in any securities covered by this Code:

1. Every Access Person, in requesting approval for a proposed security transaction, shall file a Personal Investment Report, in the form attached hereto as APPENDIX H, which must be approved by the Compliance Officer.

2. Approval for a proposed purchase or sale ordinarily will be forthcoming whenever:

         (a) The Funds are not purchasing or selling, or considering for purchase or sale, such security;


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         (b)      Such proposed purchase or sale does not appear to be harmful to the Funds; and

         (c) The security in question appears to be unrelated economically to a security to be purchased, sold or held by the Funds.

3.       Section IV.I.1. above shall not apply to:

         (a) Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control;

         (b) Transactions which are non-volitional on the part of the Access Person;

         (c) Purchases which are part of an automatic dividend reinvestment plan;

         (d) Purchases effected upon the exercise of rights issued pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired; or

         (e) Purchases or sales of securities that are not eligible for purchase or sale by the Funds.

4. Access Persons are prohibited from acquiring securities in an initial public offering or a private placement without prior approval from the Compliance Officer. A request for such approval may be made on a Personal Investment Report, in the form attached hereto as APPENDIX H. In the event the Access Person receives approval to purchase securities in an initial public offering or a private placement, the access person must affirmatively disclose that investment if he or she plays any part in the Funds' later consideration of an investment in the issuer.

V. ROLE OF THE COMPANY'S BOARD OF DIRECTORS; ANNUAL ISSUES AND CERTIFICATION REPORTS

A. APPROVAL. The Company's Board of Directors, including a majority of the directors who are not interested persons (as that term is defined in Section 2(a)(19) of the Act), must approve this Code.

B. MATERIAL CHANGES. No later than six months after the adoption of a material change to the Code, the Company's Board of Directors, including a majority of the directors who are interested persons (as that


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term is defined in Section 2(a)(19) of the Act), must approve such material change to the Code.

C. ANNUAL ISSUES AND CERTIFICATION REPORT. The Compliance Officer must prepare an annual report on this Code for review by the Board of Directors of the Company. The report must contain the following:

         (1) A description of issues arising under the Code since the last report, including, but not limited to, information about any violations of the Code, sanctions imposed in response to such violations, changes in the Code's provisions or procedures, and any recommended changes to the Code; and

         (2) A certification that each eChapman Company has adopted such procedures as are reasonably necessary to prevent access persons from violating the Code.

VI.      RETENTION OF RECORDS

         The Compliance Officer must maintain all records required by Rule 17j-1 including:

A. Copies of this Code and any other codes of ethics pertaining to all investment advisers and principal underwriters of the Funds who are not parties to this Code;

B. Records of any violations of the Code and any other codes of ethics pertaining to all investment advisers and principal underwriters of the Funds who are not parties to this Code;

C.       Copies of all certifications made by Access Persons pursuant to
Section IV.D. of the Code;

D. A list of all personnel who are, or within the past five years have been, Access Persons subject to the trading restrictions of Section IV.G. and list of the personnel responsible for monitoring compliance with those trading restrictions; and

E. Copies of the annual report to the Board of Directors of the Funds pursuant to Section IV.C. of the Code.

F. With respect to approvals sought pursuant to Section IV.G.4., the Compliance Officer must retain a record of the approval of, and rationale supporting, any direct or indirect acquisition by Access Persons of a beneficial interest in securities in an initial public offering or private placement.


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VII.     CONFIDENTIAL STATUS OF PORTFOLIOS

A. The current portfolio positions of a Fund and current portfolio transactions, programs and studies, must be kept confidential.

B. If information regarding a Funds portfolio should become known to you, whether in connection with your duties or otherwise, you should not reveal it to anyone unless it is properly part of your work to do so.

C. If you are asked about a Funds portfolio or whether a security has been sold or brought, your reply should be that this is an improper question and that this answer does not mean that the Fund has bought, sold or retained the particular security. Reference, however, of course, may be made to the latest published report of the Funds portfolio.

VIII.    INSIDER TRADING

A. You may not seek any benefit for yourself, a client or anyone else from non-public material information about issuers, whether or not the securities of such issuers are held in portfolio of clients of the eChapman Companies or are suitable for inclusion in their portfolios. Material inside information is any information about a company or a market for the company's securities which has come directly or indirectly from the company and which has not been disclosed generally to the marketplace, the dissemination of which is likely to affect the market price of any of the company's securities or is likely to be considered important by reasonable investors, including reasonable speculative investors, in determining whether to trade in such securities. This prohibition is not intended to preclude contact with officers and employees of issuers or with other investment professionals in seeking information about issuers that is publicly available.

B. Information should be presumed "MATERIAL" if it relates to such matters as dividend increases or decreases, earnings estimates, changes in previously released earnings estimates, significant expansion or curtailment of operations, a significant increase or decline or orders, significant merger or acquisition proposals or agreements, significant new products or discoveries, extraordinary borrowings, major limitation, liquidity problems, extraordinary management-developments, purchase or sale of substantial assets, etc.

         "INSIDE" information is information that has not been publicly disclosed. Information received about a company under circumstances which indicate that it is not yet in general circulation and that such


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information may be attributable, directly or indirectly, to the company (or its insiders), should be deemed to be inside information.

C. Whenever you receive material information about a company which you know or have reason to believe is directly or indirectly attributable to such company (or its insiders), you must determine that the information is public before trading or recommending trading on the basis of such information or before divulging such information to any person who is not an employee of the eChapman Companies or a party to the transaction. As a rule, one should be able to point to some fact to show that the information is generally available; for example, its announcement on the broad tape or by Reuters, THE WALL STREET JOURNAL or trade publications. If you have any questions at all as to whether the information is material or whether it is inside and not public, you must resolve the question or questions before trading, recommending trading or divulging the information. If you believe you are in possession of non-public material information you must contact the Compliance Officer immediately. Furthermore, if you have any doubt as to whether he is in possession of non-public material information, the employee must consult with the Compliance Officer.

IX.      SANCTIONS

         Upon discovering a violation of this Code, the Board of Directors of eChapman may impose such sanctions as it deems appropriate, including, inter alia, termination of the employee, resignation of the director or a request for disgorgement of any profits received from a securities transaction in violation of this Code.


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                                  CERTIFICATION

         I have read and understand the terms of the above Code of Ethics. I recognize the responsibilities and obligations including, but not limited to my initial holdings, quarterly transaction, and annual holdings reporting obligations (if applicable) incurred by me as a result of my being subject to this Code of Ethics. I hereby agree to abide by the above Code of Ethics.


---------------------                       --------------------------------
Date                                        Signature

                                            --------------------------------
                                            Print/Type Name


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                                   APPENDIX A

         RULE 17j-1. PERSONAL INVESTMENT ACTIVITIES OF INVESTMENT COMPANY PERSONNEL

         (b) UNLAWFUL ACTIONS. It shall be unlawful for any affiliated person of or principal underwriter for a [registered investment company], or any affiliated person of an investment adviser of or principal underwriter for a [registered investment company], in connection with the purchase or sale, directly or indirectly, by such person of a security Held or to be Acquired, as defined in this section, by [such registered investment company].

         (1) To employ any device, scheme or artifice to defraud [such registered investment company].

         (2) To make any untrue statement of a material fact to such registered investment company or omit to state to [such registered investment company] a material fact necessary to order to make the statements made to [such registered investment company], in light of the circumstances under which they are made, not misleading.

         (3) To engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any [such registered investment company]; or

         (4) To engage in any manipulative practice with respect to [such registered investment company].


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                                   APPENDIX B

                              BENEFICIAL OWNERSHIP

         Securities owned or record or held in your name are generally considered to be beneficially owned by you.

         Securities held in the name of any other person are deemed to be beneficially owned by you if by reason of any contact, understanding, relationship, agreement or other arrangement, you obtain therefrom benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such securities. Beneficial ownership includes securities held by others for your benefit (regardless of record ownership), e.g., securities held for you or members of your immediate family, (defined below,) by agents, custodians, brokers, trustees, executors or other administrators; securities owned by you, but which have not been transferred into your name on the books of the Company; securities which you have pledged; securities owned by a partnership of which you are a member and securities owned by a corporation that should be regarded as your personal holding corporation. As a natural person, beneficial ownership is deemed to include securities held in the name or for the benefit of your immediate family, which includes your spouse, your minor children and stepchildren and your relatives or relatives of your spouse who are sharing your home or who are directors or officers of the company of its subsidiary, unless because of special and countervailing circumstances, you do not enjoy the benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such securities to maintain a common home, to meet expenses which such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such securities. You are also deemed the beneficial owner of securities held in the name of some other person, even though you do not obtain benefits of ownership, if you can vest or re-vest title in yourself at once, or at some future time. In addition, the Securities and Exchange Commission (the "SEC") has promulgated certain rules which provide that a person shall be deemed the beneficial owner of a security if he has the right to acquire beneficial ownership of such security at any time (within 60 days) including but not limited to any right to acquire: (i) through the exercise of any option, warrant or right; (ii) through the conversion of a security; or (iii) pursuant to the power to revoke a trust, discretionary account or similar arrangement.

         With respect to ownership of securities held in trust, beneficial ownership includes the ownership of securities as a trustee in instances


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where either you as trustee or a member of your "immediate family" have a vested interest in the income or corpus of the trust, the ownership by you of a vested beneficial interest in the trust and the ownership of securities as a settler of a trust in which you as the settler have the power to revoke the trust without obtaining the consent of the beneficiaries. Certain exemptions to these trust beneficial ownership rules exist, including an exemption for instances where beneficial ownership is imposed solely by reason of you being settler or beneficiary of the securities held in a trust and the ownership, acquisition and disposition of such securities by trust is made without your prior approval as settler or beneficiary. "Immediate family" of you as trustee means your son or daughter (including your legally adopted child) or any descendants of either, your stepson or stepdaughter, your father or mother or any ancestor of either, your stepfather or stepmother and your spouse.

         The SEC has promulgated rules with respect to indirect beneficial ownership. To the extent the stockholders of a company use it as a personal trading or investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus invested or traded in. A general partner in a partnership is considered to have indirect beneficial ownership in the securities held by the partnership to the extent of his pro rata interest in the partnership. Indirect beneficial ownership is not, however, considered to exist solely by reason of an indirect interest in portfolio securities held by any holding company registered under the Public Utility Holding Company Act of 1935, any investment company registered under the Investment Company Act of 1940, a pension or retirement plan holding securities of an issuer whose employees generally are beneficiaries of the plan and a business trust with over 25 beneficiaries.

         Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement of any other contract, arrangement, or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

         The final determination of beneficial ownership is a question to be determined in light of the facts of a particular case. Thus, while you may include security holdings of the members of your family, you may nonetheless disclaim beneficial ownership of such securities.


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                                   APPENDIX C

                            INITIAL HOLDINGS REPORTS

         Pursuant to Section IV.A of the Code of Ethics, within 10 days of a persons becoming an Access Person of the Funds, such Access Person shall submit a report containing the following information to the Compliance Officer:

A. The title, number of shares and principal amount of each security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person;

B. The name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

C.       The date that the report is submitted by the Access Person.

         Any report my contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the security to which the report relates.


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                                   APPENDIX D


[Date]

Contact
Broker/Dealer
Address

Re:      Employee's Name
         ---------------
Dear                       :
     ----------------------

         We have been informed that _____________________, an employee of _____________________ is maintaining an account with _________________.

         This letter will serve to inform you that we do not object to the maintenance of this account, provided that you promptly send duplicate copies of all confirmations and statements to the undersigned marked "Personal and Confidential."

                                                     Sincerely yours,


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                                   APPENDIX E

                          QUARTERLY TRANSACTION REPORTS

         Pursuant to Section IV.C. of the Code of Ethics, within 10 days after the end of each calendar quarter, Access Persons shall submit a report to the Compliance Office that contains the following information:

A. With respect to any transaction during the quarter in a security in which the Access Person had any direct or indirect beneficial ownership:

         1. The date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares and the principle amount of each security involved;

         2. The nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

         3. The price of the security at which the transaction was effected;

         4. The name of the broker, dealer or bank with or through which the transaction was effected; and

         5.       The date that the report is submitted by the Access Person.

B. With respect to any account established by the Access Person in which any securities were held during the quarter for the direct or indirect benefit of the Access Person:

         1. The name of the broker, dealer or bank with whom the Access Person established the account;

         2.       The date the account was established; and

         3.       The date that the report is submitted by the Access Person.

         Any report my contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the security to which the report relates.


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                                   APPENDIX F

                       Annual Certification of Compliance
                 for the Calendar Year Ended December 31, _____


To:      Compliance Officer

         I hereby certify that, during the calendar year specified above, I have complied with the requirements of the Code of Ethics and have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of the Code of ethics. I have read and understand the Code of Ethics and recognize that I am subject thereto.

Dated:  ____________________


                                                     -------------------------
                                                     Signature

                                                     -------------------------
                                                     Print/Type Name


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                                   APPENDIX G

                             ANNUAL HOLDINGS REPORTS

         Pursuant to Section IV.3 of the Code of Ethics, Access Persons shall submit a report containing the following information (which information must be current as of a date no more than 30 days before the report is submitted) to the Compliance Officer:

A. The title, number of shares and principal amount of each security in which the Access Person had any direct or indirect beneficial ownership;

B. The name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person; and

C.       The date that the report is submitted by the Access Person.

         Any report my contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the security to which the report relates.


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

                                   APPENDIX H

                           PERSONAL INVESTMENT REPORT

Date:
     -------------------------------

To:  Compliance Officer

From:
     -------------------------------

Name of Security:
                 ---------------------------

Amount:
       -------------------------------------

Purchase:                            Sale:                  Other:
         ---------------------------      -----------------       --------------

Comments:
         --------------------------------------------------------------------




Signature:
          ----------------------------------------------------

Comments:
         ---------------------------------------------------------------



Approved:
         -----------------------------------------------------
         Compliance Officer


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